UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 East Franklin Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 649-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN COMPANY’S CERTIFYING ACCOUNTANTS

(a) and (b) Changes in Independent Registered Public Accounting Firm

On March 30, 2010, the Audit Committee of the Board of Directors of Media General, Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 26, 2010.

During the fiscal years ended December 27, 2009 and December 28, 2008 and through March 30, 2010, (i) Deloitte & Touche had not been engaged as the principal accountant of the Company to audit its financial statements or as an independent accountant to audit a significant subsidiary of the Company, and (ii) the company had not consulted with Deloitte & Touche regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the Company’s financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

In connection with the selection of Deloitte & Touche, the Audit Committee of the Company dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm on March 30, 2010.

Ernst & Young’s report on the financial statements of the Company for the fiscal years ended December 27, 2009 and December 28, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 27, 2009 and December 28, 2008, and through March 30, 2010, there were no (i) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in its report on the financial statements of the Company for such years, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Ernst & Young and requested Ernst & Young to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with those disclosures. A copy of Ernst & Young’s letter, dated March 31, 2010, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated March 31, 2010.

99.1	Press release dated March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC. (Registrant)

Date: March 31, 2010	/s/ JOHN A. SCHAUSS
John A. Schauss Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated March 31, 2010.

99.1	Press release dated March 31, 2010

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